                                                                 EXHIBIT-10.235

EQUIPMENT SCHEDULE NO. 1, dated 3/31/03, to Master Lease Agreement, dated 3/31/03, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Meadow Valley Contractors, Inc. ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

4411 S. 40th Street       Phoenix                              AZ      85040
_______________________________________________________________________________
Address                   City               County            State   Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 42 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which

$0.00 is herewith paid in advance and the balance of the rentals is payable in 42 equal, successive, monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

-----------------------------------------------------------------------------------------------------------
Item                    Description of Equipment                                     Aggregate    Monthly
No.   (Include make, kind of unit, year, model and serial number)                      Rental      Rental
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
One   One (1) Volvo Model A35C Articulated Hauler, S/N A35CV60610                    155,400.00   3,700.00
      And all additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of all the
      forgoing.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
             Date                     Date of                    Renewals                 Purchase
Item      Lease Term               First Monthly            (No. of Years and              Option
 No.      Commences                   Rental                 Amount per Year)              Price
-----------------------------------------------------------------------------------------------------------
          3/31/03                  June 1, 2003             None                          63,565.03
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

796 (8/00) Equipment Schedule for Master Lease Agreement             Page 1 of 2

The Lease term commences on 3/31/03.

The first Monthly Rental is due on June 1, 2003.

The Lease term may be renewed for N/A months with the Monthly Rental for such renewal term of None.


The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $63,565.03.

Special Provisions Instructions

SO AS LONG AS THERE ARE ANY OBLIGATIONS OUTSTANDING BY DEBTOR TO SECURED PARTY UNDER REVOLVING LOAN AGREEMENT DATED JULY 17, 2000 THE EQUIPMENT UNDER THE REVOLVING LOAN AGREEMENT SHALL ALSO SECURE ALL OBLIGATIONS OF THE LESSEE UNDER EQUIPMENT SCHEDULE NO 1 TO MASTER LEASE AGREEMENT.



ACCEPTED:

LESSEE:

Meadow Valley Contractors, Inc.
------------------------------------------

By   Clint Tryon      Title: Sec/Treas.
   -------------             -------------


LESSOR:

The CIT Group/Equipment Financing, Inc.
------------------------------------------

By  Janae Tam         Title: Agent
   -------------             -------------




796 (8/00) Equipment Schedule for Master Lease Agreement             Page 2 of 2